American Century Investments®
Quarterly Portfolio Holdings
Focused Global Growth Fund
February 28, 2026

Focused Global Growth Fund - Schedule of Investments
FEBRUARY 28, 2026 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.4%
Brazil — 1.4%
Itau Unibanco Holding SA, ADR	908,000	8,217,400
Canada — 2.9%
Aritzia, Inc.(1)	87,930	7,785,774
TC Energy Corp.	142,131	9,132,937
		16,918,711
China — 1.0%
Tencent Holdings Ltd.	89,500	5,888,547
France — 5.4%
Airbus SE	31,840	6,914,148
Schneider Electric SE	26,340	8,608,170
Societe Generale SA	174,920	15,158,671
		30,680,989
Hong Kong — 5.3%
AIA Group Ltd.	1,336,400	14,742,528
Techtronic Industries Co. Ltd.	955,000	15,466,873
		30,209,401
Japan — 6.9%
FANUC Corp.	327,600	14,833,764
Mitsubishi Heavy Industries Ltd.	357,800	11,405,907
Sumitomo Mitsui Financial Group, Inc.	351,900	13,279,149
		39,518,820
Netherlands — 2.9%
ASML Holding NV, NY Shares	11,440	16,594,406
Taiwan — 4.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	70,470	26,396,653
United Kingdom — 8.5%
Anglo American PLC	138,430	6,906,628
BAE Systems PLC	464,380	13,260,622
Barclays PLC, ADR	581,780	14,125,618
Lloyds Banking Group PLC	10,438,740	14,259,492
		48,552,360
United States — 60.5%
AbbVie, Inc.	68,080	15,800,006
Alphabet, Inc., Class A	114,770	35,780,695
Amazon.com, Inc.(1)	42,940	9,017,400
AMETEK, Inc.	38,210	9,140,596
Boston Scientific Corp.(1)	150,830	11,591,286
Broadcom, Inc.	48,070	15,360,768
CenterPoint Energy, Inc.	326,310	14,194,485
Curtiss-Wright Corp.	19,600	13,726,468
Dominion Energy, Inc.	223,320	14,100,425
Eli Lilly & Co.	17,370	18,273,066
Fabrinet(1)	10,520	5,740,028
Howmet Aerospace, Inc.	64,500	16,933,185
Mastercard, Inc., Class A	29,427	15,219,939
Meta Platforms, Inc., Class A	10,200	6,611,436
Microsoft Corp.	49,850	19,578,089
Nasdaq, Inc.	134,490	11,778,634
NVIDIA Corp.	180,910	32,055,443

Palo Alto Networks, Inc.(1)	27,440	4,086,365
Sherwin-Williams Co.	17,320	6,280,059
Stryker Corp.	40,210	15,579,767
TE Connectivity PLC	54,110	12,453,416
TKO Group Holdings, Inc.	62,170	13,917,998
Wells Fargo & Co.	165,640	13,491,378
Williams Cos., Inc.	150,400	11,237,888
Wingstop, Inc.	18,090	4,694,536
		346,643,356
TOTAL COMMON STOCKS (Cost $445,348,713)		569,620,643
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $445,348,713)		569,620,643
OTHER ASSETS AND LIABILITIES — 0.6%		3,625,938
TOTAL NET ASSETS — 100.0%		$573,246,581

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	23.1%
Financials	21.0%
Industrials	19.2%
Communication Services	10.9%
Health Care	10.7%
Utilities	4.9%
Consumer Discretionary	3.7%
Energy	3.6%
Materials	2.3%
Other Assets and Liabilities	0.6%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause a fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$—	$16,918,711	—
China	—	5,888,547	—
France	—	30,680,989	—
Hong Kong	—	30,209,401	—
Japan	—	39,518,820	—
United Kingdom	14,125,618	34,426,742	—
Other Countries	397,851,815	—	—
	$411,977,433	$157,643,210	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.